                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 5, 2001
        -----------------------------------------------------------------



                          SUNLINK HEALTH SYSTEMS, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           OHIO                     1-12607                   31-0621189
           ----                     -------                   ----------
(STATE OR OTHER JURISDICTION      (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)



            900 CIRCLE 75 PARKWAY SUITE 1300, ATLANTA, GEORGIA 30339
            --------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 770-933-7000
         ---------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  On October 5, 2001, SunLink Health Systems, Inc. ("SunLink") (formerly known as KRUG International Corp.) sold all the capital stock of its wholly-owned, United Kingdom housewares subsidiary, Beldray Limited ("Beldray"), to senior officers of Beldray who functioned as Beldray's management. Such officers acquired the shares for nominal consideration only, such price being established by negotiation between SunLink and such officers, in connection with a U.K. court supervised arrangement under which Beldray refinanced its secured debt and SunLink's U.K. subsidiaries were released as guarantors. SunLink's U.K. subsidiaries remain contingently liable as guarantors of Beldray's obligations under a lease covering a portion of the Beldray manufacturing location. SunLink said it expects to report no additional gain or loss as a result of the transaction. SunLink previously recorded a loss from discontinued operations relating to the U.K. housewares business of $3,989,000 in the quarter ended June 30, 2001.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro forma financial information -

                           The required unaudited condensed and consolidated pro forma financial statements of SunLink Health Systems, Inc. and Subsidiaries, giving effect to the sale of Beldray Limited as if the sale had occurred on June 30, 2001, as to the balance sheet, and on April 1, 2000, as to the income statements, are filed herewith.

         (c) Exhibits -

                  10.1 Agreement relating to the sale and purchase of the whole of the issued share capital of Beldray Limited, dated 30 August 2001, between Bradley International Holdings Limited and Marshall Cooper and John Clegg.

                  10.2 Variation relating to the sale and purchase of the whole of the issued share capital of Beldray Limited dated 30 August, 2001, dated 3 October 2001, between Bradley International Holdings Limited and Marshall Cooper and John Clegg.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SunLink Health Systems, Inc.

Date: October 19, 2001
                                     By:     /s/ Mark J. Stockslager
                                             --------------------------
                                             Mark J. Stockslager
                                             Principal Accounting Officer

                  SUNLINK HEALTH SYSTEMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


         On October 5, 2001, SunLink sold its United Kingdom housewares subsidiary, Beldray, to Beldray's management for nominal consideration in connection with a U.K. court supervised arrangement.

         The following unaudited condensed consolidated pro forma balance sheet as of June 30, 2001 gives effect to the sale of Beldray as if the transaction had been completed as of June 30, 2001.

         The following unaudited condensed consolidated pro forma statements of earnings for the year ended March 31, 2001 and the three months ended June 30, 2001 give effect to the sale of Beldray as if the transaction had been completed as of April 1, 2000. No pro forma adjustment was required for the sale of Beldray for the three months ended June 30, 2001 as its results were previously reported in discontinued operations.

         The unaudited condensed consolidated pro forma financial information presented herein does not purport to represent what SunLink's consolidated results of operations or financial position would have been had such transactions occurred at the beginning of the periods presented or to project SunLink's results of operations in any future period. The unaudited condensed consolidated pro forma financial statements should be read in conjunction with the audited consolidated financial statements of SunLink included in SunLink's Annual Report on Form 10-K for the year ended March 31, 2001 and unaudited condensed consolidated financial statements of SunLink in SunLink's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

                 SunLink Health Systems, Inc. and Subsidiaries
            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 June 30, 2001
                                 (In thousands)


                                                                        As           Beldray              As
                                                                      Reported         Sale            Adjusted
                                                                      -----------------------------------------
Current Assets:
Cash and cash equivalents                                             $  3,397      $  (414)(a)        $  2,983
Receivables - net                                                        9,730           --               9,730
Inventories                                                              1,798           --               1,798
Prepaid expenses and other                                               1,396           --               1,396
                                                                      --------      -------            --------
Total Current Assets                                                    16,321         (414)             15,907

Property, Plant and Equipment, net                                      27,132           --              27,132
Other Long-term Assets                                                     246           --                 246
Net noncurrent assets of discontinued operations                            --           --                  --
                                                                      --------      -------            --------

Total Assets                                                          $ 43,699      $  (414)           $ 43,285
                                                                      ========      =======            ========

Current Liabilities:
Accounts payable                                                      $  3,046      $    --            $  3,046
Third-party payor settlements                                            6,149           --               6,149
Current maturities of long-term debt                                     4,000                            4,000
Other current liabilities                                                5,903           --               5,903
Net current liabilities of discontinued operations                       1,549       (1,101)(a)(b)          448
                                                                      --------      -------            --------
Total Current Liabilities                                               20,647       (1,101)             19,546

Long-term debt                                                          16,406           --              16,406
Noncurrent liability for general and professional liability risks          475           --                 475
Noncurrent reserve for Industrial Segment                                  864           --                 864
                                                                      --------      -------            --------
Total Long-term Liabilities                                             17,745           --              17,745

Shareholders' Equity:
Common shares                                                            2,488           --               2,488
Additional paid-in capital                                               3,604           --               3,604
Retained earnings (deficit)                                               (666)         687 (b)              21
Accumulated other comprehensive income                                    (119)          --                (119)
                                                                      --------      -------            --------
Total Shareholders' Equity                                               5,307          687               5,994
                                                                      --------      -------            --------

Total Liabilities and Shareholders' Equity                            $ 43,699      $  (414)           $ 43,285
                                                                      ========      =======            ========


(a) Cash of $414 paid for legal and other professional service expenses related to the sale. Adjustment also decreases net current liabilities of discontinued operations.

(b) Elimination of reserve for estimated losses of $687 through estimated sale date of September 2001. Reserve not needed for pro forma balance sheet as sale date of June 30, 2001 is assumed. Adjustment also decreases net current liabilities of discontinued operations.

                  SunLink Health Systems, Inc. and Subsidiaries
        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
                                 (In thousands)


                                                    YEAR ENDED MARCH 31, 2001
                                           -------------------------------------------

                                              As              Sale of          As
                                           Reported         Beldray (a)      Adjusted
                                           -------------------------------------------

Revenues                                   $ 41,674         $(28,036)        $ 13,638

Cost of Goods Sold                           25,937          (25,937)              --
Selling and Administrative Expenses          15,893           (1,791)          14,102
Depreciation                                    849             (658)             191
                                           --------         --------         --------

Operating Loss                               (1,005)             350             (655)

Other Income (Expense):
Interest expense                               (670)             360             (310)
Interest income                                 359               --              359
                                           --------         --------         --------

Loss From Continuing Operations
Before Income Taxes                          (1,316)             710             (606)

Income Tax Expense                               50              225              275
                                           --------         --------         --------

Loss From Continuing Operations            $ (1,366)        $    485         $   (881)
                                           ========         ========         ========


Loss Per Share from Continuing
  Operations:

    Basic                                  $  (0.27)                         $  (0.18)
                                           ========                          ========
    Diluted                                $  (0.27)                         $  (0.18)
                                           ========                          ========

Weighted Average Common Shares
  Outstanding:

    Basic                                     4,976                             4,976
                                           ========                          ========
    Diluted                                   4,976                             4,976
                                           ========                          ========

(a) Adjustment column reflects elimination of Beldray results of operations for fiscal year ended March 31, 2001.

                  SunLink Health Systems, Inc. and Subsidiaries
        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
                                 (In thousands)


                                           THREE MONTHS ENDED JUNE 30, 2001
                                       -------------------------------------------

                                          As               Sale of            As
                                       Reported          Beldray (a)      Adjusted
                                       -------------------------------------------

Revenues                               $ 20,527         $      --         $ 20,527

Salaries, wages and benefits              9,928                --            9,928
Provision for bad debts                   2,627                --            2,627
Supplies                                  2,320                --            2,320
Rent and lease expense                      518                --              518
Purchased services                        1,855                --            1,855
Other                                     2,656                --            2,656
Depreciation                                300                --              300
                                       --------         ---------         --------

Operating Loss                              323                --              323

Other Income (Expense):
Interest expense                           (667)               --             (667)
Interest income                              25                --               25
                                       --------         ---------         --------

Loss From Continuing Operations
Before Income Taxes                        (319)               --             (319)

Income Tax Expense                           --                --               --
                                       --------         ---------         --------

Loss From Continuing Operations        $   (319)        $      --         $   (319)
                                       ========         =========         ========


Loss Per Share from Continuing
  Operations:

    Basic                              $  (0.06)                          $  (0.06)
                                       ========                           ========
    Diluted                            $  (0.06)                          $  (0.06)
                                       ========                           ========

Weighted Average Common Shares
  Outstanding:

    Basic                                 4,976                              4,976
                                       ========                           ========
    Diluted                               4,976                              4,976
                                       ========                           ========

(a) No pro forma adjustment was required for the sale of Beldray for the three months ended June 30, 2001 as its results were previously reported in discontinued operations.